EXHIBIT 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	June 30
	2008	2007	% Change
BALANCE SHEET DATA

Total assets	$16,058,125	$15,078,415	6.5%
Loans, net of unearned income	11,577,495	10,713,819	8.1%
Investment securities	2,706,949	2,750,394	(1.6%)
Deposits	9,938,194	10,318,239	(3.7%)
Shareholders’ equity	1,593,478	1,531,660	4.0%

	Quarter Ended June 30			Six Months Ended June 30
	2008	2007	% Change	2008	2007	% Change
INCOME SUMMARY

Interest income	$215,392	$230,112	(6.4%)	$444,612	$460,768	(3.5%)
Interest expense	(83,502)	(109,204)	(23.5%)	(186,823)	(218,085)	(14.3%)

Net interest income	131,890	120,908	9.1%	257,789	242,683	6.2%
Provision for loan losses	(16,706)	(2,700)	518.7%	(27,926)	(3,657)	663.6%
Investment securities (losses) gains	(21,647)	629	(3,541.5%)	(20,401)	2,411	(946.2%)
Gain on sale of credit card portfolio	13,910	—	N/A	13,910	—	N/A
Other income	39,887	36,376	9.7%	76,321	73,659	3.6%
Other expenses	(109,736)	(98,107)	11.9%	(206,396)	(199,012)	3.7%

Income before income taxes	37,598	57,106	(34.2%)	93,297	116,084	(19.6%)
Income taxes	(11,920)	(17,261)	(30.9%)	(26,123)	(35,111)	(25.6%)

Net income	$25,678	$39,845	(35.6%)	$67,174	$80,973	(17.0%)

PER-SHARE DATA:

Net income:
Basic	$0.15	$0.23	(34.8%)	$0.39	$0.47	(17.0%)
Diluted	0.15	0.23	(34.8%)	0.39	0.46	(15.2%)
Cash dividends	0.1500	0.1500	—	0.300	0.298	0.7%

Shareholders’ equity	9.15	8.84	3.5%
Shareholders’ equity (tangible)	5.41	5.03	7.6%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.65%	1.08%		0.85%	1.10%
Return on average shareholders’ equity	6.33%	10.52%		8.40%	10.79%
Return on average shareholders’ equity (tangible)	11.03%	19.30%		14.65%	19.81%
Net interest margin	3.75%	3.70%		3.67%	3.72%
Efficiency ratio	56.93%	59.72%		56.97%	60.35%
Non-performing assets to total assets	1.02%	0.49%

N/A - Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	June 30	June 30	March 31	June 30	March 31
	2008	2007	2008	2007	2008
ASSETS

Cash and due from banks	$420,273	$381,714	$406,601	10.1%	3.4%
Loans held for sale	116,351	185,471	95,144	(37.3%)	22.3%
Other interest-earning assets	10,234	14,367	13,240	(28.8%)	(22.7%)
Investment securities	2,706,949	2,750,394	3,104,827	(1.6%)	(12.8%)
Loans, net of unearned income	11,577,495	10,713,819	11,388,653	8.1%	1.7%
Allowance for loan losses	(122,340)	(106,892)	(115,257)	14.4%	6.1%

Net Loans	11,455,155	10,606,927	11,273,396	8.0%	1.6%
Premises and equipment	196,934	188,893	197,424	4.3%	(0.2%)
Accrued interest receivable	61,366	71,785	65,865	(14.5%)	(6.8%)
Goodwill and intangible assets	651,324	659,739	653,038	(1.3%)	(0.3%)
Other assets	439,539	219,125	243,332	100.6%	80.6%

Total Assets	$16,058,125	$15,078,415	$16,052,867	6.5%	—

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$9,938,194	$10,318,239	$10,048,928	(3.7%)	(1.1%)
Short-term borrowings	2,497,387	1,496,407	2,229,127	66.9%	12.0%
Federal Home Loan Bank advances and long-term debt	1,819,428	1,555,351	1,890,969	17.0%	(3.8%)
Other liabilities	209,638	176,758	272,123	18.6%	(23.0%)

Total Liabilities	14,464,647	13,546,755	14,441,147	6.8%	0.2%
Shareholders’ equity	1,593,478	1,531,660	1,611,720	4.0%	(1.1%)

Total Liabilities and Shareholders’ Equity	$16,058,125	$15,078,415	$16,052,867	6.5%	—

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Commercial — industrial, financial and agricultural	$3,518,483	$3,233,530	$3,493,352	8.8%	0.7%
Real estate — commercial mortgage	3,792,326	3,331,676	3,619,391	13.8%	4.8%
Real estate — residential mortgage	929,252	731,966	882,977	27.0%	5.2%
Real estate — home equity	1,593,775	1,447,058	1,547,323	10.1%	3.0%
Real estate — construction	1,296,400	1,379,449	1,303,232	(6.0%)	(0.5%)
Consumer	362,555	505,365	451,037	(28.3%)	(19.6%)
Leasing and other	84,704	84,775	91,341	(0.1%)	(7.3%)

Total Loans, net of unearned income	$11,577,495	$10,713,819	$11,388,653	8.1%	1.7%

Deposits, by type:
Noninterest-bearing demand	$1,789,150	$1,818,862	$1,737,442	(1.6%)	3.0%
Interest-bearing demand	1,671,769	1,667,455	1,712,601	0.3%	(2.4%)
Savings deposits	2,207,617	2,292,257	2,157,749	(3.7%)	2.3%
Time deposits	4,269,658	4,539,665	4,441,136	(5.9%)	(3.9%)

Total Deposits	$9,938,194	$10,318,239	$10,048,928	(3.7%)	(1.1%)

Short-term borrowings, by type:
Federal funds purchased	$1,531,568	$830,327	$1,103,804	84.5%	38.8%
Short-term promissory notes	480,489	399,317	496,706	20.3%	(3.3%)
Customer repurchase agreements	219,716	261,568	223,649	(16.0%)	(1.8%)
Other	265,614	5,195	404,968	5,012.9%	(34.4%)

Total Short-term borrowings	$2,497,387	$1,496,407	$2,229,127	66.9%	12.0%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from
	June 30	June 30	March 31	June 30	March 31	Six Months Ended June 30
	2008	2007	2008	2007	2008	2008	2007	% Change
Interest Income:
Interest Income	$215,392	$230,112	$229,220	(6.4%)	(6.0%)	$444,612	$460,768	(3.5%)
Interest Expense	83,502	109,204	103,321	(23.5%)	(19.2%)	186,823	218,085	(14.3%)

Net Interest Income	131,890	120,908	125,899	9.1%	4.8%	257,789	242,683	6.2%
Provision for Loan Losses	16,706	2,700	11,220	518.7%	48.9%	27,926	3,657	663.6%

Net Interest Income after Provision	115,184	118,208	114,679	(2.6%)	0.4%	229,863	239,026	(3.8%)

Other Income:
Service charges on deposit accounts	15,319	11,225	13,967	36.5%	9.7%	29,286	21,852	34.0%
Gain on sale of credit card portfolio	13,910	—	—	N/A	N/A	13,910	—	N/A
Investment management and trust services	8,389	10,273	8,759	(18.3%)	(4.2%)	17,148	20,083	(14.6%)
Other service charges and fees	9,131	7,841	8,591	16.5%	6.3%	17,722	15,216	16.5%
Gains on sale of mortgage loans	2,670	4,188	2,311	(36.2%)	15.5%	4,981	9,581	(48.0%)
Investment securities (losses) gains	(21,647)	629	1,246	(3,541.5%)	(1,837.3%)	(20,401)	2,411	(946.2%)
Other	4,378	2,849	2,806	53.7%	56.0%	7,184	6,927	3.7%

Total Other Income	32,150	37,005	37,680	(13.1%)	(14.7%)	69,830	76,070	(8.2%)

Other Expenses:
Salaries and employee benefits	54,281	55,555	55,195	(2.3%)	(1.7%)	109,476	111,848	(2.1%)
Operating risk loss	14,385	4,202	1,243	242.3%	1,057.3%	15,628	10,117	54.5%
Net occupancy expense	10,238	9,954	10,524	2.9%	(2.7%)	20,762	20,150	3.0%
Equipment expense	3,398	3,436	3,448	(1.1%)	(1.5%)	6,846	7,151	(4.3%)
Data processing	3,116	3,217	3,246	(3.1%)	(4.0%)	6,362	6,419	(0.9%)
Advertising	3,519	2,990	2,905	17.7%	21.1%	6,424	5,399	19.0%
Intangible amortization	1,799	2,198	1,857	(18.2%)	(3.1%)	3,656	4,181	(12.6%)
Other	19,000	16,555	18,242	14.8%	4.2%	37,242	33,747	10.4%

Total Other Expenses	109,736	98,107	96,660	11.9%	13.5%	206,396	199,012	3.7%

Income Before Income Taxes	37,598	57,106	55,699	(34.2%)	(32.5%)	93,297	116,084	(19.6%)
Income Taxes	11,920	17,261	14,203	(30.9%)	(16.1%)	26,123	35,111	(25.6%)

Net Income	$25,678	$39,845	$41,496	(35.6%)	(38.1%)	$67,174	$80,973	(17.0%)

SHARE AND PER-SHARE INFORMATION:

Net income:
Basic	$0.15	$0.23	$0.24	(34.8%)	(37.5%)	$0.39	$0.47	(17.0%)
Diluted	0.15	0.23	0.24	(34.8%)	(37.5%)	0.39	0.46	(15.2%)

Cash dividends	$0.1500	$0.1500	$0.1500	—	—	$0.300	$0.298	0.7%
Shareholders’ equity	9.15	8.84	9.28	3.5%	(1.4%)
Shareholders’ equity (tangible)	5.41	5.03	5.52	7.6%	(2.0%)

Weighted average shares (basic)	173,959	173,184	173,624	0.4%	0.2%	173,791	173,228	0.3%
Weighted average shares (diluted)	174,528	174,417	174,209	0.1%	0.2%	174,360	174,595	(0.1%)
Shares outstanding, end of period	174,107	173,270	173,722	0.5%	0.2%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.65%	1.08%	1.05%			0.85%	1.10%
Return on average shareholders’ equity	6.33%	10.52%	10.53%			8.40%	10.79%
Return on average shareholders’ equity (tangible)	11.03%	19.30%	18.45%			14.65%	19.81%
Net interest margin	3.75%	3.70%	3.58%			3.67%	3.72%
Efficiency ratio	56.93%	59.72%	57.10%			56.97%	60.35%

N/A - Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	June 30, 2008			June 30, 2007			March 31, 2008
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,423,409	$180,433	6.35%	$10,582,300	$199,085	7.54%	$11,295,531	$192,422	6.85%
Taxable investment securities	2,304,391	28,528	4.90%	1,973,214	21,999	4.46%	2,407,189	29,561	4.91%
Tax-exempt investment securities	509,784	6,911	5.42%	500,341	6,405	5.12%	515,856	6,761	5.24%
Equity securities	196,981	1,729	3.52%	188,558	2,230	4.74%	213,004	2,380	4.48%

Total Investment Securities	3,011,156	37,168	4.90%	2,662,113	30,634	4.60%	3,136,049	38,702	4.94%

Loans held for sale	108,478	1,610	5.94%	197,852	3,393	6.86%	98,676	1,577	6.39%
Other interest-earning assets	16,325	102	2.50%	25,311	311	4.90%	26,784	218	3.25%

Total Interest-earning Assets	14,559,368	219,313	6.05%	13,467,576	233,423	6.95%	14,557,040	232,919	6.43%

Noninterest-earning assets:
Cash and due from banks	323,223			340,752			310,719
Premises and equipment	196,990			189,975			196,037
Other assets	984,000			899,160			927,260
Less: allowance for loan losses	(115,936)			(108,952)			(109,914)

Total Assets	$15,947,645			$14,788,511			$15,881,142

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,708,050	$2,967	0.70%	$1,676,528	$7,198	1.72%	$1,685,620	$4,405	1.05%
Savings deposits	2,207,699	6,600	1.20%	2,298,910	13,776	2.40%	2,137,704	9,163	1.72%
Time deposits	4,361,280	41,562	3.83%	4,526,107	52,825	4.68%	4,520,004	49,918	4.44%

Total Interest-bearing Deposits	8,277,029	51,129	2.48%	8,501,545	73,799	3.48%	8,343,328	63,486	3.06%

Short-term borrowings	2,314,845	12,388	2.13%	1,243,370	14,894	4.77%	2,347,463	18,828	3.19%
Federal Home Loan Bank advances and long-term debt	1,871,649	19,985	4.29%	1,585,125	20,511	5.19%	1,798,508	21,007	4.69%

Total Interest-bearing Liabilities	12,463,523	83,502	2.69%	11,330,040	109,204	3.86%	12,489,299	103,321	3.32%

Noninterest-bearing liabilities:
Demand deposits	1,662,266			1,756,271			1,616,283
Other	190,963			183,449			190,496

Total Liabilities	14,316,752			13,269,760			14,296,078

Shareholders’ equity	1,630,893			1,518,751			1,585,064

Total Liabilities and Shareholders’ Equity	$15,947,645			$14,788,511			$15,881,142

Net interest income/net interest margin (fully taxable equivalent)		135,811	3.75%		124,219	3.70%		129,598	3.58%

Tax equivalent adjustment		(3,921)			(3,311)			(3,699)

Net interest income		$131,890			$120,908			$125,899

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	June 30	June 30	March 31	June 30	March 31
	2008	2007	2008	2007	2008
Loans, by type:
Commercial — industrial, financial and agricultural	$3,510,150	$3,172,233	$3,472,443	10.7%	1.1%
Real estate — commercial mortgage	3,697,650	3,287,308	3,547,507	12.5%	4.2%
Real estate — residential mortgage	894,652	710,433	861,054	25.9%	3.9%
Real estate — home equity	1,568,173	1,435,467	1,526,475	9.2%	2.7%
Real estate — construction	1,291,064	1,381,552	1,328,718	(6.5%)	(2.8%)
Consumer	376,537	506,965	473,245	(25.7%)	(20.4%)
Leasing and other	85,183	88,342	86,089	(3.6%)	(1.1%)

Total Loans, net of unearned income	$11,423,409	$10,582,300	$11,295,531	7.9%	1.1%

Deposits, by type:
Noninterest-bearing demand	$1,662,266	$1,756,271	$1,616,283	(5.4%)	2.8%
Interest-bearing demand	1,708,050	1,676,528	1,685,620	1.9%	1.3%
Savings deposits	2,207,699	2,298,910	2,137,704	(4.0%)	3.3%
Time deposits	4,361,280	4,526,107	4,520,004	(3.6%)	(3.5%)

Total Deposits	$9,939,295	$10,257,816	$9,959,611	(3.1%)	(0.2%)

Short-term borrowings, by type:
Federal funds purchased	$1,303,590	$586,007	$1,184,370	122.5%	10.1%
Short-term promissory notes	468,802	376,149	471,470	24.6%	(0.6%)
Customer repurchase agreements	223,092	255,685	226,921	(12.7%)	(1.7%)
Other	319,361	25,529	464,702	1,151.0%	(31.3%)

Total Short-term borrowings	$2,314,845	$1,243,370	$2,347,463	86.2%	(1.4%)

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Six Months Ended June 30
	2008			2007
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,359,470	$372,875	6.60%	$10,498,962	$395,643	7.59%
Taxable investment securities	2,355,791	58,089	4.91%	2,081,123	46,618	4.48%
Tax-exempt investment securities	512,820	13,887	5.42%	496,546	12,633	5.09%
Equity securities	204,993	4,109	4.02%	183,550	4,359	4.76%

Total Investment Securities	3,073,604	76,085	4.93%	2,761,219	63,610	4.61%

Loans held for sale	103,577	3,187	6.16%	202,826	7,077	6.98%
Other interest-earning assets	21,555	320	2.96%	36,756	907	4.94%

Total Interest-earning Assets	14,558,206	452,467	6.24%	13,499,763	467,237	6.97%

Noninterest-earning assets:
Cash and due from banks	316,971			328,429
Premises and equipment	196,512			190,984
Other assets	955,629			899,499
Less: allowance for loan losses	(112,925)			(108,321)

Total Assets	$15,914,393			$14,810,354

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$1,696,835	$7,372	0.87%	$1,667,173	$14,103	1.71%
Savings deposits	2,172,702	15,763	1.46%	2,297,374	27,586	2.42%
Time deposits	4,440,641	91,480	4.14%	4,491,926	103,318	4.64%

Total Interest-bearing Deposits	8,310,178	114,615	2.77%	8,456,473	145,007	3.46%

Short-term borrowings	2,331,153	31,216	2.66%	1,397,080	33,948	4.86%
Federal Home Loan Bank advances and long-term debt	1,835,079	40,992	4.49%	1,517,944	39,130	5.19%

Total Interest-bearing Liabilities	12,476,410	186,823	3.00%	11,371,497	218,085	3.86%

Noninterest-bearing liabilities:
Demand deposits	1,639,275			1,738,799
Other	190,730			186,355

Total Liabilities	14,306,415			13,296,651

Shareholders’ equity	1,607,978			1,513,703

Total Liabilities and Shareholders’ Equity	$15,914,393			$14,810,354

Net interest income/net interest margin (fully taxable equivalent)		265,644	3.67%		249,152	3.72%

Tax equivalent adjustment		(7,855)			(6,469)

Net interest income		$257,789			$242,683

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Six Months Ended
	June 30
	2008	2007	% Change
Loans, by type:
Commercial — industrial, financial and agricultural	$3,491,296	$3,102,127	12.5%
Real estate — commercial mortgage	3,622,577	3,263,376	11.0%
Real estate — residential mortgage	877,853	706,199	24.3%
Real estate — home equity	1,547,324	1,438,586	7.6%
Real estate — construction	1,309,891	1,388,998	(5.7%)
Consumer	424,891	511,625	(17.0%)
Leasing and other	85,638	88,051	(2.7%)

Total Loans, net of unearned income	$11,359,470	$10,498,962	8.2%

Deposits, by type:
Noninterest-bearing demand	$1,639,275	$1,738,799	(5.7%)
Interest-bearing demand	1,696,835	1,667,173	1.8%
Savings deposits	2,172,702	2,297,374	(5.4%)
Time deposits	4,440,641	4,491,926	(1.1%)

Total Deposits	$9,949,453	$10,195,272	(2.4%)

Short-term borrowings, by type:
Federal funds purchased	$1,243,980	$749,715	65.9%
Short-term promissory notes	470,136	345,999	35.9%
Customer repurchase agreements	225,006	256,170	(12.2%)
Other	392,031	45,196	767.4%

Total Short-term borrowings	$2,331,153	$1,397,080	66.9%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Six Months Ended
	June 30	June 30	March 31	June 30
	2008	2007	2008	2008	2007
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$119,069	$107,899	$112,209	$112,209	$106,884

Loans charged off	(10,196)	(4,506)	(5,626)	(15,822)	(5,866)
Recoveries of loans previously charged off	644	799	1,266	1,910	2,217

Net loans charged off	(9,552)	(3,707)	(4,360)	(13,912)	(3,649)
Provision for loan losses	16,706	2,700	11,220	27,926	3,657

Balance at end of period	$126,223	$106,892	$119,069	$126,223	$106,892

Net charge-offs to average loans (annualized)	0.33%	0.14%	0.15%	0.24%	0.07%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:

Allowance for loan losses	$122,340	$106,892	$115,257
Reserve for unfunded lending commitments (1)	3,883	—	3,812

Allowance for credit losses	$126,223	$106,892	$119,069

(1) Reserve for unfunded commitments transferred to other liabilities as of December 31, 2007. Prior periods were not reclassified.

NON-PERFORMING ASSETS:

Non-accrual loans	$108,699	$46,683	$96,588
Accruing loans 90+ days overdue	35,656	21,559	29,733
Other real estate owned	20,156	5,899	18,333

Total non-performing assets	$164,511	$74,141	$144,654

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	0.94%	0.44%	0.85%
Non-performing assets to total loans and OREO	1.42%	0.69%	1.27%
Non-performing assets to total assets	1.02%	0.49%	0.90%
Allowance for credit losses to loans outstanding	1.09%	1.00%	1.05%
Allowance for loan losses to loans outstanding	1.06%	1.00%	1.01%
Allowance for credit losses to non-performing loans	87%	158%	94%